77Q1(e)(3)

Management Agreement with American Century Investment Management, Inc.
effective as of  March 1, 2010, filed as Exhibit 99 (d)(3) to Form 485A
Post-Effective  Amendment No. 57 to  the  Registrant’s  Registration
Statement  filed  on  Form  N-1A  March 31, 2010, effective
April 1, 2010, and incorporated herein by reference.